                          LICENSE RENEWAL AGREEMENT
                          -------------------------

     AGREEMENT dated as of this 22nd day of September, 1997 between KENNETH JAY LANE, INC. ("Licensor"), a New York corporation with offices at 20 West 37th Street, New York, New York 10018 and DIPLOMAT AMBASSADOR, INC. d/b/a Ambassador Eyewear Group ("Licensee"), a Delaware corporation and assignee of Windsor Optical Inc. with offices at 3600 Marshall Lane, Bensalem, Pennsylvania 19020.

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Licensor and Windsor Optical Inc. ("Windsor") entered into a license agreement dated as of April 1, 1994 as amended subsequently thereto (the "License Agreement"), pursuant to which Licensor granted to Windsor an exclusion license to use the mark "KENNETH JAY LANE", as more particularly described in the License Agreement, for an initial term to expire on September 30, 1997;

     WHEREAS, Licensor heretofore consented to the assignment of the License Agreement by Windsor to Licensee in June 1996; and

     WHEREAS, Licensor and Licensee desire to renew and amend the License Agreement in the manner hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties covenant and agree as follows:

     1. All capitalized terms used herein have the same meaning that are ascribed to them in the License Agreement, unless otherwise indicated herein.

     2. The "Annual Period" defined in Section 1(f) of the License Agreement is hereby amended to read as follows:

         (f) The "Annual Period" shall be from October 1 to the next succeeding September 30, except that the last Annual Period shall be from the last October 1 during the Agreement to the termination date of the Agreement.

     3. Section 2 (a) of the License Agreement is hereby amended to read as follows:

         (a) The term of this Agreement shall be for the period commencing on the date of this Agreement and ending September 30, 2000.

     4. The "Guaranteed Minimum Fee" defined in Section 5(a)(i) for each Annual Period is hereby amended to read as follows:

              Annual Period                  Guaranteed Minimum Fee
              -------------                  ----------------------
                 Fourth                              $[     ]
                 Fifth                               $[     ]
                 Sixth                               $[     ]

     5. The first sentence of Section 5(a)(ii) is hereby deleted in its entirety and amended to read as follows:

         The Guaranteed Minimum Fee for each respective Annual Period shall be paid in four equal quarterly installments on the first day of each October, January, April and July during such Annual Period.

     6. Licensor hereby warrants and represents that as of the date hereof, Licensee is not in default in the performance of any of its obligations under the License Agreement.

     7. Except as otherwise expressly provided by this Agreement, the License Agreement shall continue, as hereby extended and as modified herein, pursuant to all the terms, covenants, provisions and conditions of the License Agreement and each and every such covenant, provision and condition of the License Agreement is hereby continued, ratified and continued.

     IN WITNESS WHEREOF, Licensor and Licensee have respectively executed this Amendment as of the day and year first above written.

                                       KENNETH JAY LANE, INC.

                                       By: /s/ Kenneth Jay Lane
                                          --------------------
                                          Name:
                                          Title:

                                       DIPLOMAT AMBASSADOR

                                       By: /s/ Barry Krantz
                                          --------------------
                                          Barry, Krantz, President